BLACKROCK LONG-HORIZON EQUITY FUND
(the “Fund”)

Supplement dated November 24, 2014
to the Statement of Additional Information dated February 28, 2014

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements” is revised as set forth below.

The first sentence in the subsection entitled “Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

Gary Clarke and Teun Draaisma are the Fund’s portfolio managers.

The subsection entitled “Information Regarding the Portfolio Managers — Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of October 31, 2014.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for which Advisory Fee is Performance-Based

	Other			Other
	Registered	Other Pooled		Registered	Other Pooled
	Investment	Investment	Other	Investment	Investment	Other
Name of Portfolio Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Gary Clarke	1	9	18	0	0	0
	$271.3 Million	$988.4 Million	$3.35 Billion	$0	$0	$0
Teun Draaisma	1	9	18	0	0	0
	$271.3 Million	$988.4 Million	$3.35 Billion	$0	$0	$0

The table in the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Portfolio Manager	Applicable Benchmarks
Gary Clarke	MSCI AC World; MSCI World GDR; MSCI AC World ex USA; MSCI AC World IT
Teun Draaisma	NDR; MSCI World Financials; MSCI World ex Japan; MSCI World ex Greece ex
Portugal; FTSE World ex UK

The last sentence in the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

Mr. Draaisma has unvested long-term incentive awards.

The last sentence in the subsection entitled “Portfolio Manager Compensation Overview — Other Compensation Benefits” is deleted in its entirety and replaced with the following:

Messrs. Clarke and Draaisma are eligible to participate in these plans.

The subsection entitled “Portfolio Manager Compensation Overview — Fund Ownership” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of October 31, 2014.

Portfolio Manager	Dollar Range[1]
Gary Clarke	None
Teun Draaisma	None

1     Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.

The last two sentences in the first paragraph in the subsection entitled “Portfolio Manager Compensation Overview — Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Clarke and Draaisma may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Clarke and Draaisma may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-LHE-1114SUP